Exhibit 10.25

After Recording, Return to:

Douglas W. MacDougal
Schwabe, Williamson & Wyatt, P.C.
1211 SW Fifth Ave., Suite 1700
Portland, OR 97204

 FOURTH AMENDMENT TO TIMBERLAND DEED OF TRUST
AND SECURITY AGREEMENT WITH ASSIGNMENT OF RENTS
(STATE OF WASHINGTON)

Reference numbers of related documents:

Grantor(s):

Grantee(s):

Legal Description:

Assessor’s Property Tax Parcel Account Number(s):

FOURTH AMENDMENT TO TIMBERLAND DEED OF TRUST
AND SECURITY AGREEMENT WITH ASSIGNMENT OF RENTS
(STATE OF WASHINGTON)

This Fourth Amendment to Timberland Deed of Trust and Security Agreement With Assignment of Rents (“Amendment”) amends that certain Timberland Deed of Trust and Security Agreement with Assignment of Rents (“Deed of Trust”), dated and recorded April 29, 1992, in Volume 371, pages 237-332, Records of Jefferson County, Washington; first amended May 13, 1992 by Amendment recorded August 26, 1992, in Volume 385, pages 204-206, records of Jefferson County, Washington; and amended May 25, 1993 by Second Amendment recorded June 14, 1993, in Volume 417, pages 297-299, records of Jefferson County, Washington, and amended May 25, 1993 by Third Amendment recorded December 29, 1995, in Volume 542, pages 447-448, records of Jefferson County, Washington.  All references to the Deed of Trust herein mean and refer to the Deed of Trust as so amended.

1.             Section 1.19(d) of the Deed of Trust is amended to add the following:

Anything to the contrary in this Deed of Trust notwithstanding, up to an aggregate of 130,550 MBF of timber may be harvested from the Real Property during the five-year period from January 1, 1999 to December 31, 2003 without creating any additional obligation of the Grantor to reduce the principal balance under the Note.  Any harvest in excess of said 130,50 MBF during said five-year period will require principal reduction payments as specified above; provided, no more than 75,000 MBF may be harvested within calendar years 1999-2000; and provided further, if harvest volume exceeds this amount, growth estimates shall be recomputed and Beneficiary may require that a new harvest level be set.

2.             All references to the Note in the Deed of Trust shall mean and refer to the Note as amended by First Amendment to Promissory Note dated May 25, 1993 and Second Amendment to Promissory Note December 19, 1995, and as amended by Third Amendment to Promissory Note dated                                  , 1999.

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3.             As amended hereby, the Deed of Trust is ratified and confirmed.

4.             The effective date of this Amendment shall be January 1, 1999.

DATED: December 20, 1999.
POPE RESOURCES, A Delaware Limited Partnership

	By:	POPE MGP, INC.

		By:	/s/ Gary F. Tucker
Name: Gary F. Tucker
Title: President & CEO

		ATTEST:	/s/ Craig L. Jones
Name: Craig L. Jones
Title: Senior Vice President

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

By:	/s/ C. Whitney Hill
C. Whitney Hill
Its: Assistant Investment Officer

[Notaries on following page]

STATE OF WASHINGTON	)
) ss.
COUNTY OF KITSAP	)

                On this 20th day of December, 1999, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Gary F. Tucker and Craig L. Jones, to me known to be the President & CEO and Senior Vice President, respectively, of Pope MGP, Inc., the corporation that executed the foregoing instrument as Managing General Partner of Pope Resources, A Delaware Limited Partnership, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation on behalf of said Pope Resources, A Delaware Limited Partnership, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute the said instrument.

                Witness my hand and official seal hereto affixed the day and year first above written.

/s/ Wendy C. Battaglino
NOTARY PUBLIC IN AND FOR THE STATE OF WASHINGTON
residing at Silverdale, Washington
My appointment expires 4-9-02

STATE OF CALIFORNIA	)
) ss.
COUNTY OF SACRAMENTO	)

                On December 17, 1999, before me, Sharon A. Sturm (notary name), Notary Public, personally appeared C. Whitney Hill (signer), personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons) whose names) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signatures) on the instrument the person(s), or the entity upon behalf of which persons) acted, executed the instrument.

WITNESS my hand and official seal.

/s/ Sharon A. Sturm
Sharon A. Sturm, Notary Public
My Commission expires November 3, 2000